UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 24, 2014 (December 19, 2014)

Date of Report (Date of earliest event reported)

Petron Energy II, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-160517	26-3121630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17950 Preston Road, Suite 960

Dallas, Texas 75252

(Address of principal executive offices)

(972) 272-8190

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PETRON ENERGY II, INC.

Form 8-K

Current Report

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The following proposals were submitted to the stockholders of Petron Energy II, Inc. at the 2014 Annual Meeting of Stockholders held on December 19, 2014:

1.	The election of two members of the board of directors to serve for the ensuing year or until their successors have been duly elected and qualified.;

2.	The ratification of the appointment of the executive officers of the Company;

3.	The ratification of the appointment of KWCO, PC (“KWCO”) as the independent auditor of the Company for the year ended December 31, 2015; and

4.	The consideration of any other matter that may properly come before the meeting or any adjournment thereof.

Holders of our Common Stock are entitled to one vote per Common Stock share. The holder of our Series A Preferred Stock was entitled to vote in an amount equal to 51% of the total votes eligible to be casted. Holders of our Series B Preferred Stock were entitled to vote 1/100 of one vote per Series B Preferred Stock share. Only stockholders of record at the close of business on November 7, 2014 were entitled to vote. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Non-Votes/Abstentions
Floyd Smith	466,242,937	0	435,986,368
David Knepper	466,242,937	0	435,986,368

Mr. Smith and Mr. Knepper were elected to the Board of Directors, and will serve as directors until our next annual meeting or until their successors are elected and qualified.

Ratification of Appointment of the Company’s Executive Officers

The results of the voting were 466,242,937 votes for, 0 votes against, and 435,986,368 abstentions and non-votes. The appointment of Floyd Smith as the Company’s CEO, President, Secretary and Treasurer was ratified. The appointment of Bob Currier as the Company’s CFO was also ratified.

Ratification of KWCO PC as the Company’s Independent Registered Public Accounting Firm

The results of the voting were 466,242,937 votes for, 0 votes against, and 435,986,368 abstentions and non-votes. The appointment of KWCO PC was ratified.

ITEM 8.01	OTHER EVENTS.

On December 24, 2014, Petron Energy II, Inc., a Nevada corporation (the “Company”) effectuated a reverse split (the “Reverse Split”) of its issued common shares whereby every One Thousand Five Hundred (1,500) pre-split shares of common stock were exchanged for one (1) post-split share of the Company's common stock.  As a result, the total issued shares of common stock of the Company decreased from Eight Hundred Two Million Eight Hundred Fifty One Thousand Eight Hundred and Fifty Six (802,851,856) shares prior to the Reverse Split to Five Hundred Thirty Five Thousand Two Hundred and Thirty (535,235) shares following the Reverse Split.  FINRA confirmed approval of the Reverse Split on December 23, 2014 and the Reverse Split became effective on December 24, 2014.  The Reverse Split shares are payable upon surrender of certificates to the Company's transfer agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 24, 2014

Petron Energy II, Inc.
By: /s/ Floyd L. Smith
Floyd L. Smith
Chief Executive Officer